Putnam
Dividend
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

We would be less than candid if we did not acknowledge the concerns of many shareholders over the stock market's performance during the latter half of 2000. Indeed, some time may have to pass before equity investors can look back comfortably over the period.

However, shareholders of Putnam Dividend Income Fund enjoyed an island of stability in the midst of last year's turbulence. The environment for preferred stocks remained relatively calm, enabling the fund to deliver positive returns and attractive levels of income -- all of which qualified for dividends-received deduction status for federal tax purposes.

We may still be in for a bit more turbulence until the markets become convinced that the Federal Reserve Board has engineered a soft landing for the economy. However, as economic growth begins to moderate, the market environment should become more conservative and thus create a favorable environment for your fund in 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 21, 2001

REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard

During the six months ended December 31, 2000, the first half of Putnam Dividend Income Fund's fiscal year, the environment for preferred stocks remained relatively stable, despite a slowing economy and a difficult period for equity and fixed-income investments. In addition to price stability, 100% of the dividends the fund earned qualify for dividends-received deduction status for federal income tax purposes.

Total return for 6 months ended 12/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                1.91%             13.42%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from the portfolio's net asset value. Performance information for longer periods begins on page 6.

* QUALITY PREFERREDS PROVIDED STABILITY AND INCOME IN A DIFFICULT MARKET

In May, just before the end of the fund's fiscal 2000, the Federal Reserve Board raised interest rates by half a percentage point. This proved to be the last in a series of rate increases that started in 1999. During the first half of fiscal 2001, the economy finally began to show signs of slowing, relieving concerns about a potential rise in inflation. However, after a brief rally in September and October, stock prices generally declined as many leading companies announced that earnings for the year would fall below analysts' projections. As concerns about a hard landing for the economy grew in December, the Fed began to hint that it might adopt a more accommodating policy in the new year.

Also during the semiannual period, the yield curve reinverted, restoring the normal relationship between long- and short-term interest rates. For the first time in many years, the bond market outperformed the stock market in 2000 and credit quality became foremost, as investors demonstrated concern that slower growth might hinder companies' ability to repay debt.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                6/30/00        12/31/00

Perpetual
preferreds                       76.3%          79.9%

Adjustable-rate
preferreds                       10.6%           8.8%

Sinking-fund
preferreds                       10.5%           9.7%

Convertible
preferreds                        1.2%           0.0%

Short-term
securities                        1.2%           1.4%

Footnote reads:
*Based on net assets as of 12/31/00. Holdings will vary over time.


While preferred stocks are technically equities, they tend to perform in line with the bond market. However, the fund's high concentration in preferred stocks issued by financially strong companies provided a combination of price stability and stable income.

* PORTFOLIO COMPOSED OF "COVETED PIECES"

The underlying financial strength of many issuers represented in the fund's portfolio and the care we have taken to structure maturities make it a portfolio of "coveted pieces." Given the high quality of the fund's holdings and the small size of the preferred market, trades were unnecessary. Although we did some trimming during the period, there were no major changes to your fund's portfolio, despite volatility in other markets and prospects. The most sought-after investments under these circumstances were already held in the fund's portfolio.

Perpetual preferreds, which offer a fixed return with no maturity date, continue to account for more than three quarters of the fund's total assets, and nearly half of them were issued by utilities. Among the different types of preferred stocks, perpetuals are the most sensitive to changes in interest rates because they have the longest effective duration. Now that the Fed's focus has switched from fighting inflation to averting recession, perpetuals issued by financially strong companies again may offer investors appreciation potential as well as a consistent level of current income if interest rates decline.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co.
Series A, $4.13 cumulative preferred
Oil and gas

Merrill Lynch & Co.
Series A, $2.25 depositary-shares
cumulative preferred
Investment banking/brokerage

Duke Energy Corp.
Series W, $7.00 cumulative preferred
Electric utilities

Baltimore Gas & Electric
Series 95, $6.99 cumulative preferred
Combined utilities

Chase Manhattan Corp.
Series L, $4.56 cumulative
adjustable-rate preferred
Banking

Citigroup, Inc.
Series F, $3.18 cumulative preferred
Financial

Peco Energy Co.
$7.48 cumulative preferred
Electric utilities

Alabama Power Co.
$1.30 cumulative preferred
Electric utilities

Rochester Gas and Electric
Series V, sinking fund $6.60
cumulative preferred
Electric utilities

J.P. Morgan & Co., Inc.
Series H, $3.31 cumulative preferred
Banking

Footnote reads:
These holdings represent 33.0% of the fund's assets as of 12/31/00. Portfolio holdings will vary over time.

Adjustable-rate preferreds (ARPs) and sinking-fund preferreds (sinkers) accounted for most of the rest of your fund's investments. After perpetual preferreds, sinkers are the most sensitive to interest rates because they generally have a five-year call-protected period, after which the issuer can buy back (or sink) the issue over a predetermined time frame. ARPs offer the most price stability because the rate they pay is adjusted as interest rates change. However, in the low interest-rate environment of the past several years, most issuers opted for low, fixed-rate methods of financing. As a result, ARPs that meet your fund's quality standards are hard to find.

Some investors may be concerned about the fund's exposure to the California utility crisis. We currently own investments in Pacific Gas & Electric Co. (2.42%), Southern California Edison Co. (2.60%), and San Diego Gas & Electric Co. (1.71%), but we believe that the regional diversity of our holdings will mitigate the risk that any one event could adversely affect the fund's performance in a disproportionate manner.

* OUTLOOK FOR MODERATE ECONOMIC GROWTH

In a slowing economy, companies with steady earnings rise in popularity with investors. The utilities industry has been a key focus of your fund for the past few years, largely because so many of these companies are benefiting from deregulation, allowing them to secure old debt and generate cash for future growth. We remain confident that the issuers in the portfolio possess both the financial strength needed to secure payment obligations on preferreds and other debt instruments and equity appeal for conservative investors.

Although the U.S. economy is growing at a slower rate, it is still expanding. According to figures released in December, the economy grew at just 2.2% in the third quarter of 2000, the slowest pace in four years and down from 5.6% in the second quarter. What's more, with the Fed's second interest-rate cut in one month totalling one full percentage point, it seems determined to keep the economy from slipping into a recession.

Over the long term, the Putnam macroeconomic research team's forecast calls for slowing growth and a contained inflation rate. In addition, the Fed's shift from a restrictive to an accommodating monetary policy creates a positive backdrop for long-term corporate bonds. Long bonds, much more than the stock market, are what drive the preferred market.

Given this scenario, we considered making use of the fund's leverage ability but concluded that it would be difficult to find a sufficient supply of suitable high-quality investments. The potential benefits of using leverage, in our opinion, would not be sufficient to warrant the cost at this time. Instead, we will continue to monitor the quality, call protection, and maturity structure of the portfolio. In general, we anticipate a more conservative environment in the capital markets, which would be favorable for the fund's investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 12/31/00

                                                Merrill Lynch
                                                  Perpetual
                                     Market       Preferred       Consumer
(Since 9/28/89)         NAV          price          Index       price index
---------------------------------------------------------------------------
6 months               1.91%         13.42%          8.45%          1.22%
---------------------------------------------------------------------------
1 year                 0.75          17.60          16.20           3.38
---------------------------------------------------------------------------
5 years               36.04          52.02          40.06          13.24
Annual average         6.35           8.74           6.97           2.52
---------------------------------------------------------------------------
10 years             153.27         161.58         145.38          30.42
Annual average         9.74          10.09           9.39           2.69
---------------------------------------------------------------------------
Life of fund         156.08         125.58         163.37          39.60
Annual average         8.71           7.49           8.99           3.01
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/00

--------------------------------------------------------------------------
Distributions from common shares
--------------------------------------------------------------------------
Number                                                   6
--------------------------------------------------------------------------
Income 1                                              $0.336
--------------------------------------------------------------------------
Capital gains 1                                         --
--------------------------------------------------------------------------
  Total                                               $0.336
--------------------------------------------------------------------------
Share value:                                       NAV     Market price
--------------------------------------------------------------------------
6/30/00                                          $10.45       $9.125
--------------------------------------------------------------------------
12/31/00                                          10.29       10.000
--------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------
Current dividend rate 2                            6.53%        6.72%
--------------------------------------------------------------------------
Taxable equivalent 3                               8.99         9.25
--------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for corporations. Investment income may also be subject to the federal alternative minimum tax.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2000 (Unaudited)

PREFERRED STOCKS (98.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
             67,600 Ford Motor Co. Ser. B, $2.063 Depositary Shares
                    cumulative (cum.) preferred (pfd.)                                               $    1,774,500

Banking (11.3%)
-------------------------------------------------------------------------------------------------------------------
             62,300 Chase Manhattan Corp., Ltd. Ser. C, $2.71 cum. pfd.                                   1,557,500
             40,000 Chase Manhattan Corp. Ser. L, $4.56 cum. Adjustable Rate
                    Preferred (ARP)                                                                       3,460,000
             15,000 FleetBoston Finl Corp. Ser. VI, $3.38 cum. pfd.                                         737,340
             20,000 FleetBoston Finl Corp. Ser. VII, $3.30 pfd.                                             951,000
             50,000 FleetBoston Finl Corp. Ser. V, $1.812 cum. pfd.                                       1,221,000
             30,000 J.P. Morgan & Co., Inc. Ser. A, $5.00 cum. ARP                                        2,212,500
             52,000 J.P. Morgan & Co., Inc. Ser. H, $3.31 cum. pfd.                                       2,452,840
                                                                                                      -------------
                                                                                                         12,592,180

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
             26,000 Newscorp. Overseas, Ltd. Ser. A, $2.16 cum. pfd.                                        551,486

Chemicals (1.9%)
-------------------------------------------------------------------------------------------------------------------
             14,250 du Pont (E.I) Nemours & Co., Ltd., Ser. B, $4.50 cum. pfd.                              990,375
              6,800 du Pont (E.I) Nemours & Co., Ltd., Ser. A, $3.50 cum. pfd.                              362,100
              7,500 Praxair, Inc. Ser. B, $6.75 cum. pfd.                                                   780,000
                                                                                                      -------------
                                                                                                          2,132,475

Combined Utilities (6.6%)
-------------------------------------------------------------------------------------------------------------------
             23,900 Baltimore Gas & Electric Ser. 93, $7.125 cum. pfd.                                    2,390,000
             40,000 Baltimore Gas & Electric Ser. 95, $6.99 cum. pfd.                                     3,960,000
             10,000 Baltimore Gas & Electric Ser. 93, $6.70 cum. pfd.                                       980,000
                                                                                                      -------------
                                                                                                          7,330,000

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
              5,500 IBM Corp. Ser. A, $0.47 cum. pfd.                                                       137,500

Consumer Finance (2.4%)
-------------------------------------------------------------------------------------------------------------------
             63,850 Household International, Inc. Ser. 92-A, $2.063 cum. pfd.                             1,603,210
             11,000 MBNA Corp. Ser. B, $1.41 cum. ARP                                                       248,919
             36,400 MBNA Corp. Ser. A, $1.875 cum. pfd.                                                     861,078
                                                                                                      -------------
                                                                                                          2,713,207

Electric Utilities (46.1%)
-------------------------------------------------------------------------------------------------------------------
            130,800 Alabama Power Co. $1.30 cum pfd.                                                      2,606,190
              5,000 Atlantic City Electric sinking fund $7.80 cum. pfd.                                     500,000
              2,500 Avista Corp. Ser. K, sinking fund $6.95 pfd.                                            243,775
             18,000 Duke Energy Corp. Ser. S, $7.85 cum. pfd.                                             1,813,500
             50,825 Duke Energy Corp. Ser. W, $7.00 cum. pfd.                                             4,987,203
              8,916 Entergy Gulf States, Inc. $7.56 cum. pfd.                                               820,272
              2,900 Entergy Mississippi, Inc. $4.92 cum. pfd.                                               211,700
             15,000 Florida Power & Light Ser. T, $7.05 cum. pfd.                                         1,492,200
             20,000 Florida Power & Light Ser. S, $6.98 cum. pfd.                                         1,947,600
             13,823 Florida Power & Light Ser. U, $6.75 cum. pfd.                                         1,355,483
             32,000 Illinois Power Co. $3.875 cum. pfd.                                                   1,552,000
              5,000 Indianapolis Power & Light $5.65 cum. pfd.                                              434,250
             15,000 Kentucky Utilities Corp. $6.53 cum. pfd.                                              1,432,500
             12,500 Midamerican Energy Co. $7.80 cum. pfd.                                                1,243,750
              3,000 Monongahela Power Co. Ser. L, $7.73 cum. pfd.                                           306,000
             15,200 Niagara Mohawk Power Corp. Ser. A, $1.625 cum. ARP                                      336,300
             20,000 Northern Indiana Public Service Ser. A, $3.00 cum. ARP                                  851,500
             30,000 Pacific Gas and Electric Co. sinking fund $7.04 cum. pfd.                               671,250
             84,700 Pacific Gas and Electric Co. $6.57 cum. pfd.                                          2,022,213
             29,150 Peco Energy Co. $7.48 cum. pfd.                                                       3,006,240
             26,000 Potomac Electric Power Co. sinking fund $3.40 cum. pfd.                               1,300,000
              6,750 Public Service Electric and Gas $6.92 cum. pfd.                                         643,073
              5,000 Public Service Electric and Gas Ser. E, $5.28 cum. pfd.                                 362,775
             16,500 Puget Sound Energy, Inc. $1.86 cum. pfd.                                                412,500
             26,250 Rochester Gas and Electric Ser. V, sinking fund $6.60 cum. pfd.                       2,598,750
             67,000 San Diego Gas and Electric $0.425 cum. pfd.                                           1,567,130
             14,000 San Diego Gas and Electric sinking fund $0.44 cum. pfd.                                 335,020
             16,000 Scottish Power PLC $7.48 cum. pfd.                                                    1,568,000
             47,615 Sierra Pacific Power Co. Ser. 1, $1.95 cum. pfd.                                      1,226,086
             10,000 South Carolina Electric and Gas Co. $6.52 cum. pfd.                                     969,950
             25,000 Southern California Edison Co. sinking fund $6.05 cum. pfd.                           2,321,875
             32,875 Southern California Edison Co. $1.20 cum. pfd.                                          575,313
             10,000 TXU Electric Co. $7.98 cum. pfd.                                                      1,040,050
             10,000 TXU Electric Co. sinking fund $6.375 cum. pfd.                                          932,810
             75,580 TXU Electric Co. Ser. A, $0.47 cum. pfd.                                              1,606,075
             33,300 TXU Electric Co. Ser. B, $0.45 cum. pfd.                                                660,006
             21,200 Union Electric Co. $7.64 cum. pfd.                                                    2,117,350
             20,000 Virginia Electric and Power $6.98 cum. ARP                                            2,025,000
             10,000 Virginia Electric and Power $7.05 cum. pfd.                                           1,022,500
              5,000 Western Resources, Inc. $4.25 cum. pfd.                                                 297,815
                                                                                                      -------------
                                                                                                         51,416,004

Financial (5.8%)
-------------------------------------------------------------------------------------------------------------------
             69,000 Citigroup, Inc. Ser. F, $3.18 cum. pfd.                                               3,041,451
                820 Citigroup, Inc. Ser. G, $3.11 cum. pfd.                                                  35,443
              7,145 Citigroup, Inc. Ser. M, $2.93 cum. pfd.                                                 285,800
             25,000 Citigroup, Inc. Ser. K, $2.10 cum. pfd.                                                 583,750
             37,500 USA Education, Inc. Ser. A, $3.485 cum. pfd.                                          1,837,500
             16,500 Wells Fargo & Co. $2.75 cum. pfd.                                                       701,250
                                                                                                      -------------
                                                                                                          6,485,194

Investment Banking/Brokerage (10.9%)
-------------------------------------------------------------------------------------------------------------------
             20,900 Bear Stearns Companies, Inc. (The) Ser. E, $3.075 cum. pfd.                             819,907
             21,250 Bear Stearns Companies, Inc. (The) Ser. F, $2.865 cum. pfd.                             802,931
             37,200 Bear Stearns Companies, Inc. (The) Ser. G, $2.75 cum. pfd.                            1,369,332
             14,000 Bear Stearns Companies, Inc. (The) Ser. A, $2.75 cum. ARP                               625,618
              6,230 Lehman Brothers Holdings Ser. C, $2.97 pfd                                              258,545
             43,000 Lehman Brothers Holdings Ser. D, $2.835 pfd.                                          1,698,500
            188,639 Merrill Lynch & Co. Ser. A, $2.25 Depositary Shares cum. pfd.                         5,270,196
             25,500 Morgan Stanley $3.875 Depositary Shares cum. pfd.                                     1,275,000
                                                                                                      -------------
                                                                                                         12,120,029

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
              8,450 Alcoa, Inc. $3.75 cum. pfd.                                                             460,779

Natural Gas Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------
             45,161 Boston Gas Ser. A, sinking fund $1.61 cum. pfd.                                       1,093,980
              8,000 UGI Utilities sinking fund $7.75 cum. pfd.                                              840,496
                                                                                                      -------------
                                                                                                          1,934,476

Oil & Gas (9.0%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Anadarko Petroleum Corp. $5.46 Depositary Shares pfd.                                 1,580,000
             10,000 Apache Corp. Ser. B, $5.68 cum. pfd.                                                    761,250
              8,500 Devon Energy Corporation Ser. A, $6.49 cum. pfd.                                        750,151
            107,500 El Paso Tennessee Pipeline Ser. A, $4.13 cum. pfd.                                    5,447,560
             15,000 Enron Corp. $7.75 cum. pfd.                                                           1,515,938
                                                                                                     --------------
                                                                                                         10,054,899
                                                                                                     --------------
                    Total Preferred Stocks (cost $120,396,721)                                       $  109,702,729

SHORT-TERM INVESTMENTS (1.4%) (a) (cost $1,565,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,565,000 Interest in $1,000,000,000 joint repurchase agreement dated
                    December 29, 2000 with Merrill Lynch, Pierce, Fenner &
                    Smith, Inc. due January 2, 2001 with respect to various
                    U.S. Government obligations -- maturity value
                    of $1,566,113 for an effective yield of 6.40%                                    $    1,565,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $121,961,721) (b)                                        $  111,267,729
-------------------------------------------------------------------------------------------------------------------

(a) Percentages indicated are based on net assets of $111,461,770.

(b) The aggregate identified cost on a tax basis is $121,969,264 resulting in gross unrealized appreciation and depreciation of $203,579 and $10,905,114, respectively, or net unrealized depreciation of $10,701,535.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,961,721) (Note 1)                                        $111,267,729
-------------------------------------------------------------------------------------------
Cash                                                                                    606
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   940,368
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      146,000
-------------------------------------------------------------------------------------------
Total assets                                                                    112,354,703

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               607,088
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        207,407
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           39,099
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,364
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,536
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,439
-------------------------------------------------------------------------------------------
Total liabilities                                                                   892,933
-------------------------------------------------------------------------------------------
Net assets                                                                     $111,461,770

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized) (Note 1)         122,239,296
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (596,351)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                               512,817
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (10,693,992)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $111,461,770

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($111,461,770 divided by 10,828,107 shares)                $10.29
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                        $3,901,333
-------------------------------------------------------------------------------------------
Interest                                                                             83,702
-------------------------------------------------------------------------------------------
Total investment income                                                           3,985,035

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    418,809
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       64,817
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,552
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,031
-------------------------------------------------------------------------------------------
Other                                                                                52,376
-------------------------------------------------------------------------------------------
Total expenses                                                                      544,585
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (335)
-------------------------------------------------------------------------------------------
Net expenses                                                                        544,250
-------------------------------------------------------------------------------------------
Net investment income                                                             3,440,785
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    278,686
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (148,274)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (1,641,720)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (1,511,308)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,929,477
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  3,440,785     $  7,263,381
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          130,412          389,948
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (1,641,720)      (8,763,238)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         1,929,477       (1,109,909)

Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (3,637,299)      (7,192,963)
--------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --          (80,831)
--------------------------------------------------------------------------------------------------
Issuance of common shares with reinvestment
of distributions                                                           32,736               --
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (1,675,086)      (8,383,703)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   113,136,856      121,520,559
--------------------------------------------------------------------------------------------------
End of period (including distributions
in excess of net investment income
of $596,351 and $399,837, respectively)                              $111,461,770     $113,136,856
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       10,824,907       10,824,907
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions              3,200               --
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             10,828,107       10,824,907
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year (common shares)               $10.45       $11.23       $11.88       $11.23       $10.54       $10.57
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .32          .67          .67          .69         1.05          .80
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.14)        (.78)        (.64)         .68          .65          .03
------------------------------------------------------------------------------------------------------------------
Total from investment operations         .18         (.11)         .03         1.37         1.70          .83
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------
To preferred shareholders (a)             --           --           --         (.01)        (.23)        (.07)
------------------------------------------------------------------------------------------------------------------
To common shareholders                  (.34)        (.66)        (.68)        (.71)        (.78)        (.72)
------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------
To common shareholders                    --         (.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.34)        (.67)        (.68)        (.72)       (1.01)        (.79)
------------------------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                       --           --           --           --           --         (.07)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                       $10.29       $10.45       $11.23       $11.88       $11.23       $10.54
------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                      $10.000       $9.125       $9.688      $10.625      $10.500       $8.875
------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                  13.42*        1.14        (2.70)        8.22        27.88         3.51
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund)(in thousands)          $111,462     $113,137     $121,521     $128,601     $181,757     $174,064
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .49*         .95          .95         1.02         1.51         1.23
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)            3.08*        6.17         5.76         5.77         7.57         6.88
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.28*       13.20        28.40        30.63        19.27        35.13
------------------------------------------------------------------------------------------------------------------

(a) On July 21, 1997 preferred shares were redeemed by the fund.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.



NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends-received deduction allowed to corporations under Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Preferred stocks for which reliable market quotations are not readily available, are stated at fair value on the basis of valuations furnished by a pricing service, or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to common shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended December 31, 2000, the fund's expenses were reduced by $335 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $622 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,914,681 and $9,456,547, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



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WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

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Putnam Fiduciary Trust Company

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John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

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George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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